Exhibit 99.2

Public Storage Canada Acquisition Presentation June 22, 2026

Transaction Summary

Strategic Combination	▪ Purchasing the **#3 largest** self-storage owner and operator in Canada ▪ Strategic acquisition of high-quality real estate in new attractive markets ▪ Right-of-First-Offer ("ROFO") and Right-of-First-Refusal ("ROFR") created off market purchase opportunity to acquire assets from Tamara Hughes Gustavson and family at attractive pricing ▪ Public Storage® branded portfolio reduces upfront capex and minimizes customer impact

Structure and Consideration	▪ **75% OP units / 25% cash acquisition** of Public Storage Canada by Public Storage (NYSE: PSA)
	▪ **~$1.2B USD ($1.67B CAD) transaction value**
	  ▪ $889M OP units (2.76M OP units; valued at $321.98 per OP unit) and $310M of Cash
	  ▪ Additional earn-out consideration of up to **$288 million in Public Storage OP units priced at $375 per unit**, contingent on the achievement by the Canadian portfolio of certain NOI targets over 5-years
	▪ **Closing expected 2H 2026**, subject to the satisfaction of customary closing conditions

Financial Summary	▪ Initial real estate yield in the **high-5's** ▪ **High-single-digit compounding NOI growth near-term** as synergies and operational upside are realized ▪ **Accretive** to long-term portfolio IRR, NOI growth, and FFO per share growth ▪ Another major win in driving the **Value Creation Engine** with **~$12B** in acquisition volumes YTD, following our publicly announced merger with National Storage Affiliates Trust

Public Storage

Public Storage CANADA

Source: Company filings

2

Strategic Rationale for PS Canada Acquisition Expands the world’s #1 owned + operated self-storage platform into Canada Platform Opportunity 68 properties across 4 provinces with attractive demographics and industry fundamentals Operated under the industry’s deepest datasets Complementary Adds to the #1 recognized name in storage Integration into best-in-class PS Next operating platform with minimal impact on current Branding customers Canadian Storage Only 2.5 supply SF per capita compared to 9.7 in the US Recent and future expected population growth exceeding other major countries Backdrop Stable and growing GDP and employment growth Margin Upside High-single-digit compounding NOI growth near-term on an 83% occupied portfolio with 65% NOI margins, driven by implementation of the PS Next operating platform Exceptional Creates ability to finance recently announced external growth with low-cost Canadian debt Best-in-class credit profile maintained through PS OP unit issuance at a premium price Balance Sheet Enhanced free cash flow supports continued external growth Increased enterprise scale, diversification and liquidity Growth & Expansion Expanded platform for acquisitions, development, lending, 3rd party management and tenant reinsurance in new regions: Toronto, Montreal, Ottawa, Calgary, Vancouver Source: Company filings

Portfolio Highlights Property Presence Public Storage Canada New Markets Across 4 Canadian Provinces 68 5.3M 83% 65% Properties Net Rentable SF (mini storage) Current Occupancy NOI Margin

Portfolio Overview Toronto Vancouver Montreal Calgary Ottawa NRSF 2.8m 959k 1.0m 480k 169k Occupancy 83.3% 84.7% 83.0% 83.2% 83.0% Rent per sqft1 $20.13 $32.14 $21.17 $20.91 $16.50 Population (3-mile) 222k 291k 324k 127k 108k Household income1 $101k $98k $81k $89k $99k Supply per capita 2.8 2.5 1.6 4.1

Conclusion Strategic entry into attractive Canadian self-storage markets with strong long-term fundamentals Immediate operating presence with 68 properties and 5.3 million square feet in major metropolitan areas Compelling operational and financial upside driven by PS Next and attractive acquisition basis Transaction structure aligns seller participation with long-term Public Storage Value Creation Engine through OP unit consideration

Important Information Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation, other than statements of historical fact, are forward-looking statements, which may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause actual events to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, risks relating to the Transaction, including the ability to realize the anticipated benefits of the Transaction and the parties’ ability to satisfy the closing conditions to consummating the Transaction, including required regulatory approvals, and complete the Transaction on the proposed terms or on the anticipated timeline, if at all. Additional factors that could affect future results of the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2026, in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the SEC on April 27, 2026, and in the Company’s other filings with the SEC. Public Storage does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise.